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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 20, 2004

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	0-14680 (Commission File Number)	06-1047163 (IRS Employer Identification Number)

500 Kendall Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: (617) 252-7500

Item 8.01 Other Events.

        As we reported on our current report on Form 8-K dated December 20, 2004 and filed with the SEC on December 21, 2004, on December 20, 2004, we completed the acquisition of ILEX Oncology, Inc., a publicly held Delaware corporation, pursuant to the terms of an Agreement and Plan of Merger dated as of February 26, 2004 among us, two of our wholly-owned subsidiaries (GLBC Corp. and GLBC LLC), and ILEX.

        We are filing this report to include the unaudited, pro forma combined financial information which describes the pro forma effect of our acquisition of ILEX on our statement of operations for the year ended December 31, 2004, as if the acquisition had occurred on January 1, 2004.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits:

99.1	Unaudited, pro forma combined financial information which describes the pro forma effect of our acquisition of ILEX on our statement of operations for the year ended December 31, 2004, as if the acquisition had occurred on January 1, 2004. Filed herewith.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
By:	/s/ MICHAEL S. WYZGA Michael S. Wyzga Executive Vice President, Finance, Chief Financial Officer, and Chief Accounting Officer

DATE: March 31, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Unaudited, pro forma combined financial information which describes the pro forma effect of our acquisition of ILEX on our statements of operations for the year ended December 31, 2004, as if the acquisition had occurred on January 1, 2004. Filed herewith.

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  Item 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX